UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 8, 2009

Date of Report (Date of earliest event reported)

Peplin, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-53410	26-0641830
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6475 Christie Avenue

Emeryville, CA 94608

(Address of principal executive offices) (Zip Code)

(510) 653-9700

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On January 8, 2009, Peplin, Inc. (the “Company”), filed an Appendix 4C (the “Appendix”) with the Australian Securities Exchange, reporting its consolidated statement of cash flows for the quarter ended December 31, 2008. A copy of the Appendix is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

The information furnished in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Appendix 4C filed by Peplin, Inc. with the Australian Securities Exchange, dated January 8, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPLIN, INC. (Registrant)

By: /s/ David Smith
Date: January 9, 2009	Name: David Smith Title: Chief Financial Officer

EXHIBIT INDEX

99.1	Appendix4C filed by Peplin, Inc. with the Australian Securities Exchange, dated January 8, 2009